UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
June 4, 2015
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
BLUE NILE, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-50763	91-1963165
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)
411 FIRST AVENUE SOUTH, SUITE 700, SEATTLE, WASHINGTON, 98104
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(206) 336-6700
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE
N/A
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On June 4, 2015, Blue Nile, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”). There were 11,876,810 shares of common stock entitled to be voted at the Annual Meeting and 11,416,061 shares were voted in person or by proxy. The Company's shareholders voted on the following matters:

1.	The election of two directors to serve until the 2018 Annual Meeting;
2.	The ratification of the Company's selection of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending January 3, 2016;
3.	On an advisory basis, the executive compensation of the Company's named executive officers.
All matters were approved by the Company's stockholders. The actual results of the shareholder votes are set forth below:
Election of Directors

Nominees	For	Withheld	Broker Non-Votes
Michael Potter	9,981,531	383,305	1,051,225
Mary Alice Taylor	9,975,810	389,026	1,051,225
Ratification of Independent Registered Public Accounting Firm

For	Against	Abstain
11,357,767	47,638	10,656
On an Advisory Basis, the Executive Compensation of the Company's Named Executive Officers

For	Against	Abstain	Broker Non-Votes
9,999,222	362,360	3,254	1,051,225

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE NILE, INC.

	By:	/s/ Lauren Neiswender
Lauren Neiswender
General Counsel and Corporate Secretary
Dated: June 8, 2015